                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                                                                    EXHIBIT 10.1

                             CONFIDENTIAL TREATMENT
                        PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                        DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED.


                        INTEGRATION TECHNOLOGY AGREEMENT

        THIS INTEGRATION TECHNOLOGY AGREEMENT ("this Agreement") is made and entered into as of *** (the "EFFECTIVE DATE") by and between Philips Semiconductors, a Netherlands corporation ("CUSTOMER") with a Tax Identification Number of _________________, and PDF Solutions, Inc., a California corporation ("PDF SOLUTIONS") with a Tax Identification Number of 25-1701361.

                                    RECITALS

        A. PDF Solutions possesses technology and expertise useful in discovering, analyzing, and fixing problems in the design and manufacturing processes that cause low yields of useable integrated circuits.

        B. Customer desires to engage PDF Solutions and receive a license to certain technology useful to analyze its internal integrated circuit manufacturing process, identify problems therewith, and recommend solutions thereto, by way of methodology or otherwise, upon the terms and conditions contained herein.

        C. PDF Solutions desires to be so engaged upon the terms and conditions contained herein.

                                   DEFINITIONS

"Analysis" refers to all interpretations, recommendations, extractions, statistical models or other yield and performance models developed by PDF Solutions and derived in whole or in part from Customer's Raw Data; provided, however, that Analysis does not include any information sufficiently detailed that Raw Data could be feasibly re-constructed.

"Characterization Vehicle" or "CV" refers to the parameterized layout structures or circuit elements, specific implementations of said structures or circuit elements either in computer format or layout format, and images of said structures or circuit elements, historically or hereafter created or customized by PDF Solutions for the purposes of creating a test


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                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

vehicle used to characterize any given manufacturing process. Manufacturing Designs are usually referenced in the process of generating CVs for the purposes of optimizing or tuning the vehicle to the targeted designs and process. The CV is used to create a Mask Set which is used by the fabrication facility to generate test wafers.

"Foundry" refers to any facility Customer owns or operates to manufacture products and any third party foundry with which Customer has a relationship that manufactures products for Customer.

"Manufacturing Designs" refers to all non-public information relating to Customer's manufacturing processes and integrated circuit designs (structures and elements) used in connection with the CV to generate Raw Data.

"Mask Set" refers to translucent glass plates used as a light filter to transfer designs onto a wafer.

"Proprietary Rights" shall mean all intellectual property rights including, but not limited to, patents, patent applications, copyrights, copyright registrations, moral rights, mask work rights, rights of authorship, industrial design rights, trademarks, tradenames, know-how and trade secrets, irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition or trade secret laws.

"PDF Technology" refers to all historically, or hereafter developed methodologies, techniques, software, designs, CVs, problem solving processes and practices utilized by PDF Solutions, and any modifications, compilations or works derivative of the foregoing, excluding know-how, methodologies, techniques or practices that are commonly known or that Customer independently has the right to use.

"Raw Data" shall mean the data generated by PDF Solutions using the CV in conjunction with Customer's Manufacturing Design.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and PDF Solutions, intending to be legally bound, hereby agree as follows:

                         SECTION 1. TERM AND TERMINATION

        1.1 Term. This Agreement shall commence on the Effective Date and shall expire on ***, unless sooner terminated in accordance with Sections 1.2 or 1.3.

        1.2 Termination Without Cause. Either party may upon 120 days prior written notice to the other party, at any time and/or for any reason, terminate this Agreement. In such case, Customer shall pay PDF Solutions all Fixed Fees (as defined in EXHIBIT "B" attached hereto) payable at the effective date of such termination, all Reimbursements (as defined below) incurred through the effective date of such termination and all Incentive Fees and Gainshare Fees (as defined in EXHIBIT "B") that would otherwise have been earned had this Agreement not been terminated; provided that should PDF Solutions exercise its right to terminate this Agreement under this
Section 1.2 prior to the end of the term PDF Solutions shall thereby forfeit any and all right it may have in any Incentive Fee, Gainshare Fee (as defined in EXHIBIT "B" attached hereto) other than Incentive Fees and Gainshare Fees earned based upon work completed prior to the effective date of such termination.

        1.3 Termination for Cause. This Agreement may be terminated upon thirty
(30) days prior written notice by either party if the other party materially breaches or fails to perform any material obligations hereunder and the breaching party fails to cure such breach within thirty (30) days of such written notice. Notwithstanding the foregoing, the cure period for any failure of Customer to pay Fees and Reimbursements due hereunder shall be 10 days from the date of receipt by Customer of any notice of breach relating thereto. In the event of a termination under this Section 1.3, Customer shall pay PDF Solutions all Fixed Fees incurred through the effective date of such termination, all Reimbursements incurred through the effective date of such termination and, if PDF Solutions shall so terminate this Agreement, all Incentive Fees and Gainshare Fees that would otherwise have been earned had this Agreement not been terminated.

        1.4 Survival of Provisions. Any and all obligations and duties which have accrued hereunder upon such termination shall survive the termination and remain obligations and duties of the burdened party. Additionally, Sections 3 (Payment for Services and Technology) as modified by this Section 1, 4 (Proprietary Rights), 5 (Confidentiality), 6 (Representations and Warranties), 7 (Indemnity), 8 (Limitation of Liability) and 9 (Miscellaneous) shall survive the expiration or sooner termination of this Agreement and remain binding upon the parties hereto; provided that in the event of any termination of this Agreement by PDF Solutions pursuant to Section 1.3, any and all rights and licenses granted by PDF Solutions to Customer hereunder shall terminate effective upon such termination.

                 SECTION 2. DELIVERY OF SERVICES AND TECHNOLOGY

        2.1 Scope of Services. During the term of this Agreement, PDF Solutions shall furnish the PDF Technology and related services (the "SERVICES AND TECHNOLOGY") described in detail in EXHIBIT "A" attached hereto (the "SCOPE OF SERVICES AND TECHNOLOGY"). The manner and means used by PDF Solutions to provide the Services and Technology are in the sole discretion and control of PDF Solutions.

        2.2 Standard for Performance. PDF Solutions shall perform and deliver the Services and Technology under this Agreement in accordance with the standards and practices of care consistent with the quality of services PDF Solutions performs for its other similarly situated clients. PDF Solutions at all times shall provide such number of qualified and skilled personnel to perform and deliver the Services and Technology in accordance with the quality standards, time frames and other requirements set forth in this Agreement. PDF Solutions shall utilize and comply with the relevant portions of any


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

regulatory standards applicable to the provision of the Services and Technology. PDF Solutions shall promptly repair or replace at its own expense all damages, scars or disfigurements to any materials or property that is part of, or contained in, Customer's work site that are the result of the negligence of personnel employed by PDF Solutions.

        2.3 Customer Assistance. Subject to Section 5 (Confidentiality), Customer will provide PDF Solutions with such information, materials, technology and Proprietary Rights as PDF Solutions shall reasonably require in order to perform and deliver the Services and Technology as specified in the Scope of Services and Technology.

        2.4 Mutual Cooperation; Schedule. Customer and PDF Solutions agree to cooperate in good faith to achieve completion of the services specified in EXHIBIT A in a timely and professional manner. Customer understands and agrees that PDF Solutions' provision of the Services and Technology may depend on Customer or a third party Foundry completing certain tasks or adhering to certain schedules within Customer's control. Consequently, the schedule for completion of the services specified in EXHIBIT A or any portion thereof may require adjustments or changes in the event such tasks are not completed as anticipated. PDF Solutions shall bear no liability or otherwise be responsible for delays in the provision of services specified in EXHIBIT A or any portion thereof proximately caused by failure by Customer or a third party Foundry to complete a reasonable task or adhere to a reasonable schedule.

        2.5 Right to Perform Services for Others. Customer acknowledges that PDF Solutions has extensive expertise, experience, technology and proprietary products and tools in the area of electronic design and yield improvement and that PDF Solutions intends to utilize such expertise, experience, products and tools in providing consulting services and other services to other clients. Subject to PDF Solutions' compliance with the confidentiality provisions stated herein, nothing in this Agreement shall restrict or limit PDF Solutions from providing integration technology or services to any other entity in any industry, including the semiconductor and electronics industries. Customer agrees that, except as otherwise agreed in this Agreement, PDF Solutions and its employees may provide design consulting services similar in nature to the Services and Technology for any third parties both during and after the term of this Agreement. Subject to the limitations placed on PDF Solutions by this Agreement, PDF Solutions may in its sole discretion develop, use, market, license, offer for sale, or sell any software, application or product that is similar or related to that which was developed by PDF Solutions for Customer hereunder.

                 SECTION 3. PAYMENT FOR SERVICES AND TECHNOLOGY

        3.1 Fees. As compensation for the Services and Technology, Customer shall pay to PDF Solutions the fees ("FEES") set forth in EXHIBIT "B" attached hereto.

        3.2 Expenses. Customer shall also reimburse PDF Solutions for its reasonable out-of-pocket expenses incurred in carrying out its obligations under this Agreement including, but not limited to, travel, hotel, meals, document production and other customary business expenses directly related to the Services and Technology


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
                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

("REIMBURSEMENT"). Travel, other than trips to Customer's office or fabrication facilities, shall be in accordance with PDF Solution's travel policy. Reimbursement for expenses incurred in an amount of up to ******** in any calendar month shall not require the written approval of Customer; provided, however, that any extraordinary engagement-related purchases including, but not limited to, expenses for mask production, equipment purchases, on-site facilities and on-site communications services, must receive Customer's prior written authorization. Customer shall not have any liability to PDF Solutions for any Reimbursement for expenses incurred in an amount in excess of ******** in any calendar month, unless such expenses are approved in writing by the designated individual(s) set forth in EXHIBIT "C" attached hereto.

        3.3 Invoice. PDF Solutions shall bill Customer as agreed herein for Services and Technology pursuant to an invoice delivered on a monthly basis. Each invoice shall be accompanied by a reasonably detailed breakdown of the invoiced amount. Invoices shall be mailed to:

               Philips Semiconductors
               9651 Westover Hills Blvd.
               San Antonio, TX 78251
               Attn:  ********

        3.4 Payment of Invoices. All payments by Customer hereunder shall be made by corporate or other check. All invoices shall be due and payable within thirty (30) days after the date of invoice. Amounts not paid in accordance herewith shall be subject to a late charge equal to **************** (or, if less, the maximum allowed by applicable law). Without prejudice to other remedies available, PDF Solutions reserves the right to suspend performance and delivery of Services and Technology until such delinquency is corrected, provided that PDF Solutions shall give written notice of payment delinquency and shall give 10 days advance written notice of its intention to suspend performance. The amounts payable to PDF Solutions hereunder are exclusive of any sales or use or other taxes or governmental charges. Customer shall be responsible for payment of all such taxes or charges except for any taxes based solely on PDF Solutions' net income. If Customer is required to pay any taxes based on this Section 3.4, Customer shall pay such taxes with no reduction or offset in the amounts payable to PDF Solutions hereunder.

                          SECTION 4. PROPRIETARY RIGHTS

        4.1 Ownership. Customer and PDF Solutions acknowledge and agree that, as between them, ownership shall be as follows:

               (a) PDF Solutions is the exclusive owner of all PDF Technology and all Proprietary Rights in the PDF Technology;

               (b) Customer is the exclusive owner of all Analysis, Manufacturing Designs, Raw Data and all Proprietary Rights in the Analysis, Manufacturing Design and the Raw Data; and

               (c) Customer is the exclusive owner of Mask Sets.


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                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

        To the extent the law would provide for ownership other than as provided herein, (y) Customer hereby assigns to PDF Solutions its right, title and interest in and to the PDF Technology and the Proprietary Rights in the PDF Technology and (z) PDF Solutions hereby assigns to Customer its right, title and interest in and to the Analysis, Manufacturing Designs, Raw Data and the Proprietary Rights in the Analysis, Manufacturing Designs and Raw Data, and in the Mask Sets.

        4.2 Grant of License by PDF Solutions. Subject to the terms and conditions of this Agreement, including the timely payment of Fees, PDF Solutions hereby grants to Customer and its subsidiaries, *************** license ***** to use the PDF Technology and associated Proprietary Rights disclosed by PDF Solutions under this Agreement, but only to the extent PDF Solutions has the right to grant such license; provided that such license is solely for use of PDF Technology in connection with the development, manufacture and fabrication of integrated circuit products of Customer and its majority-owned subsidiaries. The foregoing license includes all PDF Technology disclosed by PDF Solutions in its work for Customer hereunder (including methodologies or practices observed by Customer personnel in the course of PDF Solutions' work hereunder); provided, however, that specifically excluded from this license of PDF Technology is any and all software or software tools or software manuals and documentation. Customer shall be bound by and shall cause its sublicensees to be bound by the confidentiality obligations contained in
Section 5 or obligations at least as restrictive as the confidentiality obligations contained in Section 5. Except as specifically provided herein, Customer shall not disclose or license PDF Technology to any third party. Customer understands that PDF Solutions will not disclose to Customer certain proprietary methods or trade secrets in connection with the services to be rendered by PDF Solutions hereunder. To this end, PDF Solutions retains the right to take industry standard measures to keep such proprietary methods or trade secrets from Customer, unless the same defeats or substantially impedes the Scope of Services and Services and Technology under Section 2 of this Agreement.

        4.3 Grant of License by Customer. Subject to the terms and conditions of this Agreement, Customer hereby grants to PDF Solutions ************** license *****, but only to the extent Customer has the right to grant such license, as follows:

               (a) to incorporate Customer's Manufacturing Designs in CVs at any time during the term solely for the purpose of performing under this Agreement;

               (b) to use, copy, compile, manipulate, analyze or reproduce Raw Data and the Mask Sets solely for the purpose of performing under this Agreement; and

               (c) to use and rely upon Raw Data and Analysis from any Foundry for any purpose, including with other customers of PDF Solution. PDF Solutions shall be bound by and shall cause its sublicensees to be bound by the confidentiality obligations contained in Section 5 or obligations at least as restrictive as the confidentiality obligations contained in Section 5. Customer will, in good faith, work with PDF Solutions


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

and third party Foundry to encourage third party Foundry to provide any required consents or licenses in accordance with this Section 4.

        4.4 No Other Rights. Except as otherwise set forth in this Section 4, neither this Agreement nor performance and delivery of the Services and Technology shall give either PDF Solutions or Customer any ownership, interest in, or rights to, the Proprietary Rights owned or provided by the other party.

                           SECTION 5. CONFIDENTIALITY

The parties acknowledge and agree that during the course of the performance of the mutual obligations hereunder, each party will occasionally deliver to the other party certain information (including proprietary information, technical data, trade secrets, know-how, research, software, developments, inventions, processes, design flows, methods, methodologies, formulas, algorithms, technologies, designs, drawings, engineering, hardware configuration information, yield data or other similar information, and related documentation and information) which the disclosing party deems to be confidential or proprietary. Such information shall be considered and treated hereunder as proprietary and other confidential information if it is marked as "Confidential" or "Proprietary" (hereinafter referred to as "CONFIDENTIAL INFORMATION"): (i) by stamp or legend if communicated in writing or other tangible form, or (ii) orally at the time of disclosure with a written confirmation within thirty days describing the Confidential Information communicated orally. All restrictions as to use and disclosure shall apply during such thirty day period. Except as permitted hereunder, the receiving party shall not use or disclose the Confidential Information of the disclosing party. Any recipient of Confidential Information disclosed pursuant to this Agreement shall hold the Confidential Information in strictest confidence and shall protect the Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure, dissemination or publication of the Confidential Information as the recipient uses to protect its own comparable confidential and proprietary information. Any permitted reproduction of Confidential Information shall contain all confidential or proprietary legends which appear on the original. If the disclosing party discloses any software, the recipient is prohibited from disassembling, decompiling, reverse-engineering or otherwise attempting to discover or disclose the disclosing party's software or methods or concepts embodied in such software. Subject to the licenses granted in Section 4, upon receipt of the written request of the disclosing party, the receiving party will return, or give written certification of the destruction of all Confidential Information in any tangible or digital form, including all copies thereof whether on paper or in digital form, which are in the recipient's possession or control. The recipient will immediately notify the disclosing party in the event of any loss or unauthorized disclosure of Confidential Information. The above restrictions on use and disclosure shall not apply to any Confidential Information that: (1) is in the public domain or in the possession of the recipient without restriction at the time of receipt under this Agreement through no wrongful act or omission of the recipient, (2) is disclosed with the prior written approval of the disclosing party, (3) is disclosed after five years from the date of expiration or earlier termination of this Agreement, (4) is independently developed by the recipient without breach of this Agreement which independent development is


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supported by reasonable contemporary evidence, (5) becomes known to the recipient from a source other than the disclosing party without breach of this Agreement by the recipient or any other wrongful act or omission by recipient or any third party; or (6) is required to be disclosed pursuant to law, provided the recipient uses reasonable efforts to give the disclosing party reasonable notice of such required disclosure sufficient to give the disclosing party the opportunity to contest such disclosure. The obligations of confidentiality shall survive the expiration or sooner termination of this Agreement for a period of ******** years thereafter. Disclosing party assumes no responsibility or liability whatever under this Agreement for any use of Confidential Information by the recipient or its sublicensees, customers or agents. Nothing in this Agreement shall restrict recipient's discretion to transfer or assign its personnel, providing the obligations of recipient under this Agreement are otherwise met. Subject to the provisions of Section 4, either party shall be free to use for any purpose the "residuals" resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. Each party hereto recognizes and agrees that there is no adequate remedy at law for a breach of this Section 5, that such a breach would irreparably harm the disclosing party and that the disclosing party shall be entitled to seek equitable relief (including, without limitation, injunctions) with respect to any such breach or potential breach in addition to any other remedies.

                    SECTION 6. REPRESENTATIONS AND WARRANTIES

        6.1 Corporate Warranties. Each party hereby represents and warrants to the other party that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized, (ii) the person executing this Agreement on behalf of each party is duly authorized to bind such party to all terms and conditions of this Agreement, (iii) this Agreement, when executed and delivered by each party, will be the legal, valid, and binding obligation of such party, enforceable against it in accordance with its terms, and (iv) the execution, delivery and performance of this Agreement by each party does not and will not conflict with or constitute a breach or default under such party's charter documents, delegations of authority, or any material agreement, contract or commitment of such party, or require the consent, approval or authorization of, or notice, declaration, filing or registration with, any third party or governmental or regulatory authority.

        6.2 Infringement. PDF Solutions warrants that it is not aware of infringement or alleged infringement of its deliverables under third parties' valid U.S. intellectual property rights.

        6.3 Disclaimer of Warranties. THE WARRANTIES STATED IN THIS SECTION 6 ARE THE PARTIES' SOLE AND EXCLUSIVE WARRANTIES PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND EACH


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PARTY HEREBY DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WRITTEN OR ORAL,
INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. NOTHING UNDER THIS AGREEMENT, OR THE STATEMENT OF WORK OR PROJECT SHALL BE DEEMED TO BE A WARRANTY AS TO THE OUTCOME OF ANY PROJECT OR THE EFFICACY OF ANY RECOMMENDATIONS MADE BY PDF SOLUTIONS. NOTHING UNDER THIS AGREEMENT OR THE STATEMENT OF WORK SHALL BE DEEMED TO CREATE ANY LIABILITY ON THE PART OF EITHER PARTY WITH RESPECT TO THE OUTCOME OF A PROJECT OR ANY ACTIONS TAKEN BY CUSTOMER OR THE PDF SOLUTIONS AS A CONSEQUENCE OF THE OTHER PARTIE'S RECOMMENDATIONS.

                           SECTION 7. INDEMNIFICATION.

PDF Solutions shall defend or settle at PDF Solutions' expense any claim ("Claim") brought against Customer that the Services and Technology and/or any tangible or intangible delivered in connection therewith impermissibly contains third party's proprietary rights, trade secrets, or copyrighted materials or that Customer's use of any such materials, as permitted hereunder, infringes any United States patent; provided that such indemnification shall not extend (a) to any infringement by Customer's designs or products, (b) to any infringement resulting from any infringement contained in any technical data, Manufacturing Designs, Mask Sets or materials or reports or information provided by Customer. The indemnification obligations set forth in this Section 7 are subject to the conditions that the Customer: (i) gives prompt written notice of the Claim to the PDF Solutions, (ii) gives the PDF Solutions the exclusive authority to control and direct the defense or settlement of such Claim, provided that the PDF Solutions does not take adopt any positions that may be prejudicial to Customer and (iii) gives the PDF Solutions, at Customer's own expense (except for the value of the Customer's employees' time), all reasonably necessary information and reasonable assistance with respect to such Claim. PDF Solutions shall pay all amounts paid in settlement and all damages and costs awarded with respect to such Claim. PDF Solutions will not be liable for any costs or expenses incurred without its prior written authorization. In the event of any Claim under this Section 7, PDF Solutions shall have the option, at its election, to (a) obtain a license to permit continued use of the allegedly infringing item or practice, (b) modify the allegedly infringing item or practice to avoid continued infringement provided the modified item or practice is substantially equivalent, (c) procure or provide a substantially equivalent substitute for the allegedly infringing item or practice or (d) if PDF Solutions is unable to achieve (a), (b) or (c) after reasonable efforts, then PDF Solutions may require that Customer cease use of the infringing item or practice as soon as feasible and terminate this Agreement and refund all Incentive Fees and Gainshare Fees paid by Customer to PDF Solutions.

                       SECTION 8. LIMITATION OF LIABILITY

THE LIABILITY OF EITHER PARTY AND OF SUCH PARTY'S OFFICERS, DIRECTORS, EMPLOYEES,CONTRACTORS AND AGENTS, TAKEN AS A


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WHOLE, WHETHER IN TORT, CONTRACT OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT,
NEGLIGENCE, STRICT LIABILITY OR PRODUCT LIABILITY OF SUCH PARTY OR OF ITS OFFICERS, DIRECTORS, EMPLOYEES, OR AGENTS OR FAILURE OF ESSENTIAL PURPOSE, WITH REGARD TO ANY SERVICES OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AGGREGATE COMPENSATION PAID BY CUSTOMER TO SERVICE PROVIDER HEREUNDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CLAIM FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, COVER OR ANY LOSS OF DATA, PROFIT, REVENUE OR USE UNDER ANY THEORY OF LAW OR FOR ANY CAUSE OF ACTION.

                            SECTION 9. MISCELLANEOUS

        9.1 Publicity. Neither party shall disclose the terms of this Agreement to any third party, or in any manner advertise or publish statements to such effect, without the prior written consent and mutual agreement as to the content, medium, and manner of the public announcement of the other party. Customer agrees during the term to work in good faith with PDF Solutions to produce five mutually acceptable public announcements of PDF Solutions' engagement with Customer under this Agreement. Notwithstanding the above, should one of the parties be required to disclose either the existence or terms of this Agreement to a court of law, a governmental agency, an auditor or a bank, such party may do so without the prior written consent of the other party provided that the disclosing party: (i) notifies the recipient of the confidential nature of the information, (ii) requests confidential treatment of such information,
(iii) limits the disclosure to only such information as is required under the circumstances, and (iv) delivers prompt notice to the other party of such requested or actual disclosure.

        9.2 Assignment. Neither party shall assign any portion of its rights, duties, or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed, provided that PDF Solutions may utilize the services of consultants and subcontractors to perform hereunder.

        9.3 Changes. No modification to this Agreement will be binding unless in writing and signed by a duly authorized representative of each party. Change orders affecting any Scope of Services will not be effective until reviewed and approved in writing by PDF Solutions and Customer. PDF Solutions will submit to Customer a report on how the proposed changes will affect the current Services including the effect on the time schedule and cost estimates. The parties will have no obligation to proceed with changed work until both parties have approved the change in writing.

        9.4 Notices. All notices or correspondence pertaining to this Agreement shall be in writing, delivered by either first class mail with receipt or by facsimile with receipt. Such notice shall be effective upon the earlier of actual receipt or the expiration of three


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                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

days following the date of mailing to the addresses as follows, or such alternative address the parties may designate in the future:

        To Customer:

               Philips Semiconductors
               9651 Westover Hills Blvd.
               San Antonio, TX 78251
               Attn:  *************
               Tel:  (210) 522-7010
               Fax: (210) 522-7301


        To PDF Solutions:

               PDF Solutions, Inc.
               333 West San Carlos Street
               Suite 700
               San Jose, CA 95110
               Attn:  Chief Financial Officer
               Tel:   (408) 938-6445
               Fax:   (408) 938-6478

        9.5 Independent Contractors. PDF Solutions and Customer shall perform their obligations under this Agreement as independent contractors, and nothing contained in this Agreement shall be construed to create or imply a joint venture, partnership, principal-agent or employment relationship between the parties. Neither party shall take any action or permit any action to be taken on its behalf which purports to be done in the name of or on behalf of the other party and shall have no power or authority to bind the other party to assume or create any obligation or responsibility express or implied on the other party's behalf or in its name, nor shall such party represent to any one that it has such power or authority.

        9.6 Force Majeure. Neither party shall be liable to the other party for any loss, damage, or penalty arising from delay to the extent due to causes beyond its reasonable control including acts of God, acts of government, war, riots, or embargoes.

        9.7 Severability. If any term or provision of this Agreement is determined to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to extent possible. In any event, all other terms and provisions shall be deemed valid and enforceable to the maximum extent possible.

        9.8 Insurance. PDF Solutions shall carry Workers' Compensation and Comprehensive General Liability Insurance (including Products, Contractual, and Automobile Liability) having limits of liability not less than $1 million combined single limit per occurrence for bodily injury, including death and property damages, prior to performing any services on site at Foundry.


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        9.9 Disputes. If any claim or controversy arises out of this Agreement, the parties shall first make a good faith attempt to resolve the matter through a designated executive officer. The officers having cognizance of the subject matter of the Agreement for each of the parties shall first meet and make a good faith attempt to resolve such controversy or claim. In the event such good faith negotiation fails to settle any dispute within sixty (60) days from notice of such dispute, the controversy shall be settled by binding arbitration by one or three arbitrators, (if three are used, each party shall select one, and the third shall be selected by mutual agreement of the parties), conducted in Santa Clara County, California and in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrator(s) shall not be empowered to award damages in excess of, and/or in addition to, actual damages, and the arbitrator(s) shall deliver a reasoned opinion in connection with his/her/their decision. Nothing herein, however, shall prohibit either party from seeking injunctive relief if such party would be substantially prejudiced by a failure to act during the time that such good faith efforts are being made to resolve the claim or controversy. In the event either party seeks injunctive relief, the parties agree that jurisdiction will be before a state or district court seated in either Santa Clara County, California.

        9.10 Governing Law. This Agreement and any and all disputes arising hereunder shall be governed by the internal laws of the State of California, without regard to choice of law principles. This Agreement is prepared and executed and shall be interpreted in the English language only, and no translation of the Agreement into another language shall have any effect. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from and shall not apply to this Agreement.

        9.11 Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions of this Agreement, or any part hereof, shall not be construed to be a waiver of said provision or to effect the right of any party to enforce each and every provision in accordance with the terms of this Agreement.

        9.12 Interpretation. In the event that any term of the Scope of Services conflicts with the terms of this Agreement, the terms of this Agreement shall take precedence.

        9.13 Non-Solicitation. Customer shall not actively solicit or influence or attempt to influence any person employed by PDF Solutions to terminate or otherwise cease his or her employment with PDF Solutions or become an employee of Customer. PDF Solutions shall not actively solicit or influence or attempt to influence any person employed by Customer to terminate or otherwise cease his or her employment with Customer or become an employee of PDF Solutions.

        9.14 Drafter. Neither party will be deemed the drafter of this Agreement, which Agreement will be deemed to have been jointly prepared by the parties. If this Agreement is ever construed, whether by a court or by an arbitrator, such court or arbitrator will not construe this Agreement or any provision hereof against any party as drafter.

        9.15 Entire Agreement. The parties acknowledge that PDF Solutions is not providing or licensing to Customer under this Agreement any software programs or products and anticipate that they will enter into a Software Evaluation and/or Software License Agreement related to the subject matter hereof. Such agreement shall also not be affected by this Agreement. Except for such software agreements, this Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and: (i) shall supersede all prior contemporaneous oral or written communications, proposals and representations with respect to its subject matter, and (ii) shall prevail over any conflicting or additional terms of any statement of work, quote, order acknowledgment or similar communication between the parties during the term of this Agreement.

        9.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

        9.17 Exhibits. Exhibits "A," "B," and "C" attached hereto are incorporated herein by this reference as if fully set forth herein.

        IN WITNESS WHEREOF, the parties hereto have executed this Services Agreement as of the date(s) set forth below to be effective as of the Effective Date.

PDF SOLUTIONS, INC., A CALIFORNIA CORPORATION     PHILIPS SEMICONDUCTORS


By:     /s/ PS Melman                             By:     /s/ David N. Ledvina
   -----------------------------------------         ---------------------------
Name:   PS Melman                                 Name:   David Ledvina
     ---------------------------------------           -------------------------
Title:  CFO                                       Title:  VP - General Manager
      --------------------------------------            ------------------------
Date:   6/15/00                                   Date:   6/14/00
     ---------------------------------------           -------------------------

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                STATEMENT OF WORK

                                       for

                                  ************
                     Philips Semiconductor, Inc. - ********


        SCOPE: THIS STATEMENT OF WORK (SOW) DESCRIBES TASKS TO BE PERFORMED BY PDF SOLUTIONS INC. IN COLLABORATION WITH PHILIPS SEMICONDUCTOR, INC. - ********. AS INDICATED BELOW, IT IS THE GOAL OF THIS EFFORT TO GENERATE A CHARACTERIZATION VEHICLE (CV) FOR A SCALABLE _ FLOW FRONT-END AND SUPPORT FOR PHILIPS'
***************.


1.      PROJECT PLAN


        1.1     Phase I *****************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************

                        -       ********

                        -       ********

                        -       ********

                        -       ********

                        -       ********

                        -       ********

        1.2     Phase II ****************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************

        1.3     Phase III ******************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************

        1.4     Phase IV *******************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ****************************************************************
                ******************

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

2.      PROJECT MILESTONES

STEP              DESCRIPTION               PHASE        DELIVERABLE           DATE*
----       ---------------------------      -----        -----------      ---------------

0          Project Start Date                N/A             N/A                TBD

1          *************                      I                           Start date plus
           **********************                                            ********
           ********  **************
           **************************
           ******

2          ************                       I               0             Step 1 plus
                                                                             ********

3          ************************          II              0             Step 2 plus
           ************************                                          ********

4          **************************         II              0             Step 3 plus
           **************************                                        ********

5          **************************        III              0                 TBD
           **************************
           ********

6          ***********************           III                                TBD

7          ****************************       IV                            Step 6 plus
                                                                             ********

8          **************************         IV              0             Step 7 plus
           **************************                                        ********
           ***********


3.      DELIVERABLES


The deliverables are itemized below:

        ***********************************************************************
        ***********************************************************************
        ***********************************************************************

        ***********************************************************************
        ***********************************************************************
        ***********************************************************************

        ***********************************************************************
        ***********************************************************************
        ***********************************************************************

        ***********************************************************************
        ***********************************************************************
        ***********************************************************************
        ***********************************************************************

        ***********************************************************************
        ********.

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

1       COMPENSATION


        1.1 Service Fees for this IP and service will be ******** for the CV and initial full support plus ******** per month for on-going support.

                1.1.1. The initial support period will last for ************* The start of the ************ support period will commence after **************************************
                        *****************************************************
                        ****************************** whichever occurs first.

        1.2 Philips will reimburse all authorized travel by PDF Solutions up to a limit of ***********.

        1.3.    CV and CVA License Fees

                1.3.1. NRE: CV (GDSII) and associated analysis - included in fixed fee.

                1.3.2.  CV use in ******** for ************* technology -
                        included in fixed fee.

        1.4. Other expenses to be paid by Philips include *************** cost.

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

        Philips Semiconductors
        9651 Westover Hills Blvd.
        San Antonio, TX 78251
        Attn:  ********
        Tel:  (210) 522-7010
        FAX:  (210) 522-7301


        PDF Solutions
        101 West Renner RD
        Suite 325
        Richardson, TX 75082
        Attn: ********
        Tel:  (972) 889-3085 ext. 208
        FAX:  (972) 889-2486